420 Throckmorton Street
Suite 200
Ft. Worth, Texas 76102
1-800-280-2404

May 3, 2018

Trey Moore
230 Lynbrook Blvd.
Shreveport, LA 71106

Mr. Moore,

In accordance with the board resolution passed unanimously and signed on May 1, 2018, The Board of Directors of Galenfeha, Inc. extends to you the offer to serve as the company’s President and CEO.

The appointment commences immediately upon your acceptance, and remains effective through December 31, 2018.

Accepted by:	Date:

/s/ M. Trey Moore	May 3rd, 2018
M. Trey Moore